Exhibit 99.1

Lazydays Appoints Jeff Needles as Chief Financial Officer

Tampa, FL (January 6, 2025) – Lazydays Holdings, Inc. (“Lazydays” or the “Company”) (NasdaqCM: GORV) announced that Jeff Needles has been appointed Chief Financial Officer (“CFO”), effective January 6, 2025. Mr. Needles, the former CFO of Warbird Marine Holdings, LLC, will oversee the Company’s financial operations including finance, accounting, treasury, SEC reporting, and financial planning and analysis. Mr. Needles will report to Ron Fleming, Interim CEO of Lazydays.

Mr. Needles succeeds Interim CFO Jeff Huddleston. Mr. Huddleston’s resignation as Interim CFO is effective January 6, 2025.

“I am thrilled to welcome Jeff to Lazydays at this very important time,” said Mr. Fleming. “Jeff’s experience in complementary markets and business models including multi-location retail marine and powersports will be a tremendous benefit to Lazydays.”

Mr. Fleming added, “I want to thank Jeff Huddleston for his contributions as Interim CFO.” Mr. Huddleston will continue for a limited time in a consulting capacity to further assist in the CFO transition.

“Lazydays has recently completed a series of financing transactions and has announced further transformational actions to position the company for future success. I couldn’t be more excited to join the Lazydays team at this time,” said Mr. Needles.

Mr. Needles has over 20 years of financial management experience with extensive concentration in financial planning and analysis, cost analysis and operational efficiency. In addition to his tenure as CFO of Warbird Marine Holdings, Mr. Needles held similar positions with United Enertech Holdings, LLC, Schnellecke Logistics USA, as well as financial leadership positions with Mastercraft Boat Company and Harley Davidson Motor Company.

Mr. Needles is a Certified Public Accountant, holds an MBA from Washinton University, and a Bachelor of Science in Business Administration from Saint Louis University, John Cook School of Business.

ABOUT LAZYDAYS RV

Lazydays RV has been a prominent player in the RV industry since our inception in 1976, earning a stellar reputation for delivering exceptional RV sales, service, and ownership experiences. Our commitment to excellence has led to enduring relationships with RVers and their families who rely on us for all of their RV needs.

Our wide selection of RV brands from top manufacturers, state-of-the-art service facilities, and an extensive range of accessories and parts ensure that Lazydays is the go-to destination for RV enthusiasts seeking everything they need for their journeys on the road. Whether you’re a seasoned RVer or just starting your adventure, our dedicated team is here to provide outstanding support and guidance, making your RV lifestyle truly extraordinary.

Lazydays is a publicly listed company on the Nasdaq stock exchange under the ticker “GORV.”

FORWARD LOOKING STATEMENTS

This press release includes “forward-looking statements” within the meaning of the “Safe-Harbor” provisions of the Private Securities Litigation Reform Act of 1995. Forward looking statements include statements regarding our goals, plans, projections and guidance regarding our financial position, results of operations, market position, pending and potential future financing transactions and business strategy, and often contain words such as “project,” “outlook,” “expect,” “anticipate,” “intend,” “plan,” “believe,” “estimate,” “may,” “seek,” “would,” “should,” “likely,” “goal,” “strategy,” “future,” “maintain,” “continue,” “remain,” “target” or “will” and similar references to future periods. Examples of forward-looking statements in this press release include, among others, statements regarding further transformational actions and the likelihood of success thereof.

By their nature, forward-looking statements involve risks and uncertainties because they relate to events that depend on circumstances that may or may not occur in the future. Forward-looking statements are not guarantees of future performance, and our actual results of operations, financial condition and liquidity and development of the industry in which we operate may differ materially from those made in or suggested by the forward-looking statements in this press release. The risks and uncertainties that could cause actual results to differ materially from estimated or projected results include, without limitation, future economic and financial conditions (both nationally and locally), changes in customer demand, our relationship with, and the financial and operational stability of, vehicle manufacturers and other suppliers, risks associated with our indebtedness (including our ability to obtain further waivers or amendments to credit agreements, the actions or inactions of our lenders, available borrowing capacity, our compliance with financial covenants and our ability to refinance or repay indebtedness on terms acceptable to us), acts of God or other incidents which may adversely impact our operations and financial performance, government regulations, legislation and others set forth throughout under the headers “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” and in the notes to our financial statements, in our most recent Quarterly Report on Form 10-Q, Annual Report on Form 10-K and from time to time in our other filings with the U.S. Securities and Exchange Commission. We urge you to carefully consider this information and not place undue reliance on forward-looking statements. We undertake no duty to update our forward-looking statements, which are made as of the date of this press release.